UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DOLBY LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 05, 2013

DOLBY LABORATORIES, INC.

Meeting Information

  Meeting Type: Annual Meeting

  For holders as of: December 13, 2012

  Date: February 05, 2013        Time: 10:30 AM PST

  Location:     Dolby Laboratories, Inc.

                       999 Brannan Street

                       San Francisco, CA 94103

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report         2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow   è        (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:      1-800-579-1639

3) BY E-MAIL*:               sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    è       (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 22, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   è       available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
	01	Kevin Yeaman	02	Peter Gotcher	03	David Dolby	04	Nicholas Donatiello, Jr.	05	Micheline Chau
	06	Bill Jasper	07	Sanford Robertson	08	Roger Siboni	09	Avadis Tevanian, Jr.
The Board of Directors recommends you vote FOR the following proposal (s):
2	To approve an amendment and restatement of the Dolby Laboratories, Inc. 2005 Stock Plan.
3	To approve an amendment and restatement of the Dolby Laboratories, Inc. Employee Stock Purchase Plan.
4	To approve an advisory vote on the compensation of the Company’s Named Executive Officers.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
5	To approve an advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s Named Executive Officers.

The Board of Directors recommends you vote FOR the following proposal (s):
6	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2013.

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Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE:	In their discretion, upon such other business as may properly come before the meeting and any postponement, adjournment or continuation thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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